UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2023

Fusion Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40120	86-1352058
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, 5th Floor New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 763-0169
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FSNB.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FSNB	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50	FSNB WS	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 18, 2023, the New York Stock Exchange (the “NYSE”) notified Fusion Acquisition Corp. II, a Delaware corporation (the “Company”), and publicly announced, that the staff of NYSE Regulation determined to suspend trading immediately and commence proceedings to delist each of (i) the Company’s units, each consisting of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one redeemable warrant, listed to trade on the NYSE under the symbol “FSNB.U” (the Units”) and (ii) the Class A Common Stock (together with the Units, the “Company Securities”), listed to trade on the NYSE under the symbol “FSNB.”

The notification states that NYSE Regulation reached its determination pursuant to Section 802.01B of the NYSE’s Listed Company Manual because the Company had fallen below the NYSE’s continued listing standard requiring a listed acquisition company to maintain an average aggregate global market capitalization attributable to its publicly-held shares over a consecutive thirty-trading day period of at least $40 million.

The notification further states that the Company has a right to a review of NYSE Regulation’s determination by a Committee of the Board of Directors of the NYSE, and that the NYSE will apply to the U.S. Securities and Exchange Commission to delist the Company Securities upon completion of all application procedures, including any appeal by the Company of NYSE Regulation’s determination. The Company will consider all of its options, including its option to pursue a review, in responding to the notification.

The Company anticipates that the Company Securities may be traded over-the-counter following the suspension in trading of the Company Securities on the NYSE.

Item 7.01. Regulation FD Disclosure.

As required under the NYSE’s rules, the Company issued a press release on October 20, 2023, announcing the NYSE’s press release and notification, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of October 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP. II

By:	/s/ John James
	Name:	John James
	Title:	Chief Executive Officer

Date: October 20, 2023

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